UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 8703

Dreyfus High Yield Strategies Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

John Pak, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	03/31
Date of reporting period:	03/31/13

FORM N-CSR

Item 1.                        Reports to Stockholders.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Selected Information
7	Statement of Investments
20	Statement of Assets and Liabilities
21	Statement of Operations
22	Statement of Cash Flows
23	Statement of Changes in Net Assets
24	Financial Highlights
25	Notes to Financial Statements
37	Report of Independent Registered Public Accounting Firm
38	Important Tax Information
38	Proxy Results
39	Information About the Renewal of the Fund’s Management Agreement
45	Dividend Reinvestment Plan
50	Board Members Information
52	Officers of the Fund
57	Officers and Trustees
FOR MORE INFORMATION
Back Cover

Dreyfus High Yield
Strategies Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

This annual report for Dreyfus High Yield Strategies Fund covers the 12-month period from April 1, 2012, through March 31, 2013. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Despite market turbulence during the spring of 2012, a sustained rally from the summer through the end of the reporting period generated strong returns for high yield bonds.While economic growth generally remained sluggish compared to historical averages, a number of negative scenarios were avoided: China averted a hard landing, the European financial crisis did not deteriorate into a breakup of the euro, and the threat of U.S. fiscal tightening was reduced when last-minute legislation mitigated scheduled tax increases. Meanwhile, corporations generally continued to post strong earnings, and the high yield market’s default rate remained low.

We believe that the slow pace of economic growth has helped prevent new imbalances from developing, even as monetary policymakers throughout the world maintain aggressively accommodative postures.Therefore, in our analysis, prospects are favorable for sustained economic expansion over the foreseeable future.As always, we encourage you to discuss our observations with your financial adviser, who can help you respond to the challenges and opportunities the financial markets provide.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
April 15, 2013

DISCUSSION OF FUND PERFORMANCE

For the period of April 1, 2012, through March 31, 2013, as provided by Chris Barris, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended March 31, 2013, Dreyfus High Yield Strategies Fund achieved a total return of 16.86% (on a net asset value basis) and produced aggregate income dividends of $0.44 per share.1 In comparison, the BofA Merrill Lynch U.S. High Yield Master II Constrained Index (the “Index”), the fund’s benchmark, achieved a total return of 13.06% for the same period.2

High yield bonds generally fared well over the reporting period, mainly due to improving economic fundamentals, strong corporate earnings and low default rates. Favorable supply-and-demand dynamics also supported bond prices. The fund produced higher returns than its benchmark, mainly due to overweighted exposure to bonds at the lower end of the high yield market’s credit-quality spectrum.

The Fund’s Investment Approach

The fund primarily seeks high current income.The fund also seeks capital growth as a secondary objective, to the extent consistent with its objective of seeking high current income. The fund invests primarily in fixed-income securities of below investment-grade credit quality. Issuers of below investment-grade securities may include companies in early stages of development and companies with a highly leveraged financial structure.To compensate investors for taking on greater risk, such companies typically must offer higher yields than those offered by more established or conservatively financed companies.

Economic Developments Supported High Yield Bonds

The reporting period began near the start of a downturn in investor sentiment stemming from renewed concerns regarding the European financial crisis, an economic slowdown in China, and moderating employment gains in the United States. Fortunately, by the summer, these fears failed to materialize, and a sustained market rally ensued, fueled by improved U.S. employment and housing market

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

trends, a commitment from the European Central Bank in support of the euro, and expectations of more stimulative economic policies from new political leaders in China and Japan.These developments supported a sustained rally among high yield bonds as investors turned toward riskier investments that were expected to benefit from better economic conditions.

The rally among risker assets faltered toward the end of 2012 when a contentious political debate intensified regarding automatic tax hikes and spending cuts scheduled for the start of 2013, but last-minute legislation to address the looming tax increases enabled high yield bonds to resume their rally. Positive economic data and corporate earnings strength offered further support to high yield bond prices over the opening months of 2013.

In addition, the high yield market benefited from robust demand from investors seeking competitively high levels of current income in a low interest-rate environment. Robust levels of investor demand readily absorbed an ample supply of newly issued securities amid improved access to capital markets and greater refinancing activity among corporate issuers.

Lower Rated Bonds Supported Fund Performance

The fund’s relative performance over the reporting period was bolstered by our credit selection strategy, which proved to be especially successful in the energy sector.The fund also benefited from overweighted exposure to the services sector, which posted above-average returns, while underweighted exposure to the lagging utilities and cable television industry groups cushioned the full brunt of relative weakness in those areas.

From a credit quality perspective, an overweighted position in CCC-rated bonds, which occupy the lower tier of the high yield range, buoyed the fund’s relative performance over the reporting period, as did a commensurately underweighted position in investment-grade bonds with BBB ratings. In addition, certain holdings in the telecommunications services, utilities and information technology sectors gained value due to heightened merger-and-acquisition activity.

Disappointments during the reporting period were concentrated in the financials sector, where underweighted exposure and unfavorable security selections prevented the fund from participating more fully in the market segment’s above-average results.

Focusing on Relative Values among Individual Issuers

As of the reporting period’s end, business fundamentals for high yield issuers generally have remained strong, and default rates have stayed low after several years of delever-aging activity.These factors should help support the high yield bond market over the remainder of 2013 as the U.S. and global economies continue to strengthen. However, we are cognizant of several potential headwinds that could derail the market’s advance. Most notably, we are watchful for signs that issuers are growing more aggressive by increasing leverage in the recovering economy, a development that seems likely to spark heightened market volatility. In addition, valuations in the high yield market have become richer after recent rallies.

Consequently, we have maintained a cautiously optimistic investment posture, with an emphasis on high yield bonds in the B and CCC rating tiers.We have identified a number of attractive opportunities in the packaging, industrials and services sectors, but relatively few issuers have met our investment criteria in the utilities sector.

April 15, 2013

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes and rate increases can cause price declines. High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

1 Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share.
Past performance is no guarantee of future results. Market price per share, net asset value per share and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figure provided reflects the absorption of certain fund expenses by The Dreyfus Corporation. Pursuant to an agreement in effect through September 30, 2013, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the fund’s return would have been lower.
2 SOURCE: FACTSET — Reflects reinvestment of dividends and, where applicable, capital gain distributions.
On September 25, 2009, the Merrill Lynch U.S. HighYield Master II Constrained Index was renamed the
BofA Merrill Lynch U.S. HighYield Master II Constrained Index (the “Index”).The Index is an unmanaged performance benchmark composed of U.S. dollar-denominated domestic andYankee bonds rated below investment grade with at least $100 million par amount outstanding and at least one year remaining to maturity. Bonds are
capitalization-weighted.Total allocations to an issuer are capped at 2%. Investors cannot invest directly in any index.

The Fund 5

SELECTED INFORMATION

March 31, 2013 (Unaudited)

Market Price per share March 31, 2013	$4.40
Shares Outstanding March 31, 2013	72,459,599
New York Stock Exchange Ticker Symbol	DHF

MARKET PRICE (NEW YORK STOCK EXCHANGE)

Fiscal Year Ended March 31, 2013

	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended
	June 30,	September 30,	December 31,	March 31,
	2012	2012	2012	2013
High	$4.70	$4.57	$4.44	$4.46
Low	4.26	4.21	3.81	4.20
Close	4.46	4.35	4.12	4.40

PERCENTAGE GAIN (LOSS) based on change in Market Price†

April 29, 1998 (commencement of operations) through March 31, 2013		78.15%
April 1, 2003 through March 31, 2013		148.12
April 1, 2008 through March 31, 2013		125.18
April 1, 2012 through March 31, 2013		5.12
July 1, 2012 through March 31, 2013		6.61
October 1, 2012 through March 31, 2013		6.43
January 1, 2013 through March 31, 2013		8.56

NET ASSET VALUE PER SHARE
April 29, 1998 (commencement of operations)	$15.00
March 31, 2012	3.90
June 30, 2012	3.84
September 30, 2012	3.95
December 31, 2012	3.99
March 31, 2013	4.10

PERCENTAGE GAIN (LOSS) based on change in Net Asset Value†

April 29, 1998 (commencement of operations) through March 31, 2013	66.10%
April 1, 2003 through March 31, 2013	208.45
April 1, 2008 through March 31, 2013	78.12
April 1, 2012 through March 31, 2013	16.86
July 1, 2012 through March 31, 2013	15.44
October 1, 2012 through March 31, 2013	9.28
January 1, 2013 through March 31, 2013	4.51

†	With dividends reinvested.

STATEMENT OF INVESTMENTS

March 31, 2013

		Coupon	Maturity	Principal
Bonds and Notes—135.6%		Rate (%)	Date	Amount ($)[a]		Value ($)
Casinos—7.3%
Ameristar Casinos,
Gtd. Notes		7.50	4/15/21	1,695,000	[b]	1,866,619
Boyd Acquisition,
Gtd. Notes		8.38	2/15/18	770,000	[b,c]	818,125
Boyd Gaming,
Gtd. Notes		9.00	7/1/20	860,000	[b,c]	898,700
Caesars Entertainment Operating,
Scd. Notes		10.00	12/15/18	4,450,000	[b]	3,053,813
Caesars Entertainment Operating,
Sr. Scd. Notes		11.25	6/1/17	1,850,000	[b]	1,977,187
MGM Resorts International,
Gtd. Notes		10.00	11/1/16	2,370,000	[b]	2,838,075
MGM Resorts International,
Gtd. Notes		11.38	3/1/18	3,940,000	[b]	5,033,350
Penn National Gaming,
Sr. Sub. Notes		8.75	8/15/19	2,580,000	[b]	2,928,300
Pinnacle Entertainment,
Gtd. Notes		8.75	5/15/20	1,095,000	[b]	1,208,606
Scientific Games International,
Gtd. Notes		9.25	6/15/19	900,000	[b]	995,625
						21,618,400
Consumer Discretionary—19.1%
Allbritton Communications,
Sr. Unscd. Notes		8.00	5/15/18	1,855,000	[b]	2,017,312
AMC Networks,
Gtd. Notes		7.75	7/15/21	1,215,000	[b]	1,382,062
Brookfield Residential Properties,
Gtd. Notes		6.50	12/15/20	1,575,000	[b,c]	1,693,125
Cablevision Systems,
Sr. Unscd. Notes		8.00	4/15/20	555,000	[b]	627,150
Cablevision Systems,
Sr. Unscd. Notes		8.63	9/15/17	1,775,000	[b]	2,076,750
Cequel Communications Holdings I,
Sr. Unscd. Notes		6.38	9/15/20	605,000	[b,c]	630,712
Chrysler Group,
Scd. Notes		8.25	6/15/21	2,710,000	[b]	3,038,587
Cirsa Funding Luxembourg,
Gtd. Notes	EUR	8.75	5/15/18	395,000		497,472

The Fund 7

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[a]		Value ($)
Consumer Discretionary (continued)
Clear Channel Communications,
Sr. Scd. Notes	9.00	12/15/19	1,515,000	[b,c]	1,463,869
Clear Channel Communications,
Gtd. Notes	10.75	8/1/16	670,000		520,925
Clear Channel Worldwide Holdings,
Gtd. Notes	6.50	11/15/22	375,000	[b,c]	392,812
Clear Channel Worldwide Holdings,
Gtd. Notes	6.50	11/15/22	765,000	[b,c]	810,900
Cumulus Media Holdings,
Gtd. Notes	7.75	5/1/19	1,765,000	[b]	1,822,362
Goodyear Tire & Rubber,
Gtd. Notes	6.50	3/1/21	695,000	[b]	720,194
Goodyear Tire & Rubber,
Gtd. Notes	8.25	8/15/20	1,450,000	[b]	1,611,312
Hillman Group,
Gtd. Notes	10.88	6/1/18	1,855,000	[b]	2,049,775
Host Hotels & Resorts,
Gtd. Notes	9.00	5/15/17	1,775,000	[b]	1,874,844
J.Crew Group,
Gtd. Notes	8.13	3/1/19	1,355,000	[b]	1,463,400
Lear,
Gtd. Notes	8.13	3/15/20	550,000	[b]	616,000
Nara Cable Funding,
Sr. Scd. Notes	8.88	12/1/18	1,200,000	[c]	1,263,000
Nexstar Broadcasting,
Gtd. Notes	6.88	11/15/20	1,200,000	[b,c]	1,272,000
Nexstar/Mission Broadcasting,
Scd. Notes	8.88	4/15/17	220,000	[b]	243,100
Ono Finance II,
Gtd. Notes	10.88	7/15/19	1,370,000	[b,c]	1,424,800
Quebecor Media,
Sr. Unscd. Notes	7.75	3/15/16	1,099,000	[b]	1,122,354
Rite Aid,
Gtd. Notes	9.50	6/15/17	2,920,000	[b]	3,066,000
Royal Caribbean Cruises,
Sr. Unscd. Notes	5.25	11/15/22	835,000		849,613
Schaeffler Finance,
Sr. Scd. Notes	7.75	2/15/17	390,000	[b,c]	441,188
Schaeffler Finance,
Sr. Scd. Notes	8.50	2/15/19	1,850,000	[b,c]	2,113,625

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Consumer Discretionary (continued)
Shea Homes Funding,
Sr. Scd. Notes		8.63	5/15/19	3,200,000	[b]	3,608,000
Silver II Borrower/Silver II US
Holdings, Gtd. Notes		7.75	12/15/20	1,265,000	[b,c]	1,353,550
Sinclair Television Group,
Scd. Notes		9.25	11/1/17	1,945,000	[b,c]	2,117,619
Standard Pacific,
Gtd. Notes		8.38	5/15/18	2,025,000	[b]	2,394,563
Taylor Morrison Communities,
Gtd. Notes		7.75	4/15/20	2,325,000	[b,c]	2,505,188
UCI International,
Gtd. Notes		8.63	2/15/19	2,540,000	[b]	2,641,600
Unitymedia Hessen & Co.,
Sr. Scd. Notes		7.50	3/15/19	1,870,000	[b,c]	2,054,663
Unitymedia Kabel,
Gtd. Notes	EUR	9.63	12/1/19	1,310,000		1,876,706
William Lyon Homes,
Gtd. Notes		8.50	11/15/20	1,115,000	[b,c]	1,220,925
						56,878,057
Consumer Staples—2.4%
Albea Beauty Holdings,
Sr. Scd. Notes		8.38	11/1/19	1,690,000	[b,c]	1,808,300
Michael Foods Group,
Gtd. Notes		9.75	7/15/18	2,898,000	[b]	3,238,515
Post Holdings,
Gtd. Notes		7.38	2/15/22	1,530,000	[b]	1,681,088
RSI Home Products,
Scd. Notes		6.88	3/1/18	395,000	[b,c]	402,900
						7,130,803
Energy—11.5%
Alpha Natural Resources,
Gtd. Notes		9.75	4/15/18	1,830,000	[b]	1,971,825
American Petroleum
Tankers Parent,
Sr. Scd. Notes		10.25	5/1/15	2,159,000	[b]	2,239,962
Antero Resources Finance,
Gtd. Notes		9.38	12/1/17	3,505,000	[b]	3,820,450
Aurora USA Oil & Gas,
Gtd. Notes		9.88	2/15/17	1,915,000	[b,c]	2,111,287

The Fund 9

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[a]		Value ($)
Energy (continued)
Carrizo Oil & Gas,
Gtd. Notes	7.50	9/15/20	820,000		879,450
Chesapeake Energy,
Gtd. Notes	9.50	2/15/15	3,185,000	[b]	3,614,975
EP Energy Finance,
Sr. Unscd. Notes	9.38	5/1/20	2,200,000	[b]	2,552,000
EP Energy/Everest
Acquisition Finance,
Gtd. Notes	7.75	9/1/22	320,000	[b]	355,200
Genesis Energy Finance,
Gtd. Notes	5.75	2/15/21	1,040,000	[b,c]	1,075,750
Halcon Resources,
Gtd. Notes	8.88	5/15/21	820,000	[b,c]	887,650
Halcon Resources,
Gtd. Notes	9.75	7/15/20	1,570,000	[b,c]	1,742,700
Kodiak Oil & Gas,
Gtd. Notes	8.13	12/1/19	1,765,000	[b]	2,003,275
Newfield Exploration,
Sr. Sub. Notes	6.88	2/1/20	1,550,000	[b]	1,670,125
Northern Oil and Gas,
Gtd. Notes	8.00	6/1/20	1,955,000	[b]	2,047,863
Offshore Group Investment,
Sr. Scd. Notes	7.50	11/1/19	1,805,000	[b,c]	1,922,325
Range Resources,
Gtd. Notes	5.00	3/15/23	1,000,000	[b,c]	1,025,000
Trinidad Drilling,
Sr. Unscd. Notes	7.88	1/15/19	2,060,000	[b,c]	2,245,400
Welltec,
Sr. Scd. Notes	8.00	2/1/19	1,990,000	[b,c]	2,184,025
					34,349,262
Entertainment &
Gaming—2.1%
AMC Entertaiment,
Gtd. Notes	9.75	12/1/20	3,715,000	[b]	4,304,756
Regal Entertainment Group,
Gtd. Notes	9.13	8/15/18	1,850,000	[b]	2,085,875
					6,390,631
Financial—14.5%
Ally Financial,
Gtd. Notes	7.50	9/15/20	1,410,000	[b]	1,725,487

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Financial (continued)
Ally Financial,
Gtd. Notes		8.00	11/1/31	1,840,000	[b]	2,336,800
Ashton Woods
USA/Finance,
Unscd. Notes		6.88	2/15/21	370,000	[b,c]	376,475
Boparan Finance,
Gtd. Notes	EUR	9.75	4/30/18	1,530,000		2,195,016
CBRE Services,
Gtd. Notes		5.00	3/15/23	640,000	[b]	650,400
Hub International,
Gtd. Notes		8.13	10/15/18	2,250,000	[b,c]	2,379,375
Icahn Enterprises Finance,
Gtd. Notes		8.00	1/15/18	4,465,000	[b]	4,788,713
Interactive Data,
Gtd. Notes		10.25	8/1/18	1,580,000	[b]	1,793,300
International Lease Finance,
Sr. Unscd. Notes		8.25	12/15/20	3,195,000	[b]	3,921,863
International Lease Finance,
Sr. Unscd. Notes		8.63	9/15/15	1,155,000	[b,d]	1,318,144
International Lease Finance,
Sr. Unscd. Notes		8.88	9/1/17	1,675,000	[b]	2,022,563
Lloyds TSB Bank,
Sub. Notes	GBP	10.75	12/16/21	2,385,000	[d]	4,335,095
Lloyds TSB Bank,
Sub. Notes	EUR	11.88	12/16/21	690,000	[d]	1,091,856
Nuveen Investments,
Sr. Unscd. Notes		9.50	10/15/20	1,790,000	[b,c]	1,879,500
Odeon & UCI Finco,
Sr. Scd. Notes	GBP	9.00	8/1/18	950,000		1,544,528
Onex USI Acquisition,
Sr. Unscd. Notes		7.75	1/15/21	2,355,000	[b,c]	2,372,663
ROC Finance,
Scd. Notes		12.13	9/1/18	1,550,000	[b,c]	1,805,750
Royal Bank of Scotland,
Sub. Notes		9.50	3/16/22	1,915,000	[d]	2,212,526
SLM,
Sr. Unscd. Notes		8.00	3/25/20	940,000	[b]	1,093,925
SLM,
Sr. Unscd. Notes		8.45	6/15/18	2,675,000	[b]	3,183,250
						43,027,229

The Fund 11

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Health Care—4.8%
CDRT Holding,
Sr. Notes		9.25	10/1/17	1,350,000	[b,c]	1,407,375
HCA Holdings,
Sr. Unscd. Notes		6.25	2/15/21	465,000	[b]	496,969
HCA Holdings,
Sr. Unscd. Notes		7.75	5/15/21	5,250,000	[b]	5,863,594
IASIS Healthcare,
Gtd. Notes		8.38	5/15/19	2,055,000	[b]	2,170,594
Physio-Control International,
Sr. Scd. Notes		9.88	1/15/19	1,285,000	[b,c]	1,455,263
STHI Holding,
Scd. Notes		8.00	3/15/18	840,000	[b,c]	921,900
Tenet Healthcare,
Sr. Scd. Notes		8.88	7/1/19	195,000	[b]	219,863
United Surgical Partners
International, Gtd. Notes		9.00	4/1/20	1,425,000	[b]	1,620,938
						14,156,496
Industrial—21.1%
ADS Waste Holdings,
Sr. Unscd. Notes		8.25	10/1/20	1,355,000	[b,c]	1,466,787
Ainsworth Lumber,
Sr. Scd. Notes		7.50	12/15/17	480,000	[b,c]	525,000
Algeco Scotsman
Global Finance,
Sr. Scd. Notes	EUR	9.00	10/15/18	610,000		817,274
Algeco Scotsman
Global Finance,
Gtd. Notes		10.75	10/15/19	1,825,000	[b,c]	1,898,000
ARAMARK,
Sr. Unscd. Notes		5.75	3/15/20	1,245,000	[b,c]	1,279,237
Brickman Group Holdings,
Sr. Notes		9.13	11/1/18	2,695,000	[b,c]	2,944,287
Casella Waste Systems,
Gtd. Notes		7.75	2/15/19	3,235,000	[b]	3,097,512
Cemex SAB de CV,
Sr. Scd. Notes		9.50	6/15/18	620,000	[c]	723,850
Ceridian,
Sr. Scd. Notes		8.88	7/15/19	700,000	[b,c]	818,125
Ceridian,
Sr. Unscd. Notes		11.00	3/15/21	385,000	[b,c]	414,837

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Industrial (continued)
Ceridian,
Gtd. Notes		12.25	11/15/15	1,963,150	[b]	2,039,222
Emergency Medical Services,
Gtd. Notes		8.13	6/1/19	975,000	[b]	1,074,937
Garda World Security,
Sr. Unscd. Notes		9.75	3/15/17	2,000,000	[b,c]	2,165,000
Good Sam Enterprises,
Sr. Scd. Notes		11.50	12/1/16	1,790,000	[b]	1,917,537
Interline Brands,
Sr. Unscd. Notes		10.00	11/15/18	2,420,000	[b,c]	2,692,250
Kratos Defense & Security
Solutions, Sr. Scd. Notes		10.00	6/1/17	1,965,000	[b]	2,171,325
Manitowoc,
Gtd. Notes		8.50	11/1/20	3,100,000	[b]	3,518,500
Manitowoc,
Gtd. Notes		9.50	2/15/18	900,000	[b]	996,750
Marquette Transportation Finance,
Scd. Notes		10.88	1/15/17	2,940,000	[b]	3,160,500
Mobile Mini,
Gtd. Notes		7.88	12/1/20	2,460,000	[b]	2,749,050
Navios Maritime Acquisition,
Sr. Scd. Notes		8.63	11/1/17	850,000	[b]	849,469
Navios Maritime Holdings,
Gtd. Notes		8.13	2/15/19	1,500,000	[b]	1,365,000
Navios Maritime Holdings,
Sr. Scd. Notes		8.88	11/1/17	910,000	[b]	933,887
Navios South American Logistics,
Gtd. Notes		9.25	4/15/19	140,000	[c]	151,200
Navios South American Logistics,
Gtd. Notes		9.25	4/15/19	1,180,000	[b]	1,274,400
Nortek,
Gtd. Notes		8.50	4/15/21	230,000	[b]	256,450
Nortek,
Gtd. Notes		8.50	4/15/21	1,340,000	[b,c]	1,490,750
Obrascon Huarte Lain,
Sr. Unscd. Notes	EUR	8.75	3/15/18	735,000		1,041,090
Ply Gem Industries,
Sr. Scd. Notes		8.25	2/15/18	795,000	[b]	869,531
RBS Global/Rexnord,
Gtd. Notes		8.50	5/1/18	2,395,000	[b]	2,637,494

The Fund 13

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[a]		Value ($)
Industrial (continued)
Reliance Intermediate Holdings,
Sr. Scd. Notes	9.50	12/15/19	2,515,000	[b,c]	2,816,800
Roofing Supply Group,
Gtd. Notes	10.00	6/1/20	1,250,000	[b,c]	1,418,750
ServiceMaster,
Gtd. Notes	8.00	2/15/20	375,000	[b]	404,063
Titan International,
Sr. Scd. Notes	7.88	10/1/17	745,000	[b,c]	805,531
TransUnion Holding,
Sr. Unscd. Notes	9.63	6/15/18	1,015,000	[b]	1,108,888
Trinseo,
Sr. Scd. Notes	8.75	2/1/19	2,375,000	[c]	2,357,187
United Rentals North America,
Gtd. Notes	8.38	9/15/20	1,900,000	[b]	2,128,000
United Rentals North America,
Gtd. Notes	9.25	12/15/19	1,675,000	[b]	1,917,875
Watco Finance,
Gtd. Notes	6.38	4/1/23	555,000	[b,c]	573,731
Weekley Homes,
Sr. Unscd. Notes	6.00	2/1/23	775,000	[b,c]	802,125
Zachry Holdings,
Sr. Notes	7.50	2/1/20	945,000	[b,c]	999,338
					62,671,539
Information Technology—7.0%
CDW Finance,
Gtd. Notes	8.50	4/1/19	3,748,000	[b]	4,202,445
Epicor Software,
Gtd. Notes	8.63	5/1/19	2,565,000	[b]	2,789,437
First Data,
Scd. Notes	8.25	1/15/21	1,636,000	[b,c]	1,709,620
First Data,
Gtd. Notes	9.88	9/24/15	115,000	[b]	119,025
First Data,
Sr. Unscd. Notes	10.63	6/15/21	225,000	[c]	228,656
First Data,
Gtd. Notes	12.63	1/15/21	3,900,000	[b]	4,246,125
Infor US,
Gtd. Notes	9.38	4/1/19	1,475,000	[b]	1,679,656

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Information Technology (continued)
Lynx I,
Sr. Scd. Notes		5.38	4/15/21	400,000	[b,c]	418,000
Lynx II,
Sr. Unscd. Notes		6.38	4/15/23	295,000	[b,c]	310,488
Sophia Finance,
Gtd. Notes		9.75	1/15/19	1,240,000	[b,c]	1,388,800
WireCo WorldGroup,
Gtd. Notes		9.50	5/15/17	3,675,000	[b]	3,858,750
						20,951,002
Materials—25.0%
AEP Industries,
Sr. Unscd. Notes		8.25	4/15/19	2,125,000	[b]	2,321,562
American Gilsonite,
Sr. Scd. Notes		11.50	9/1/17	1,665,000	[b,c]	1,777,387
ArcelorMittal,
Sr. Unscd. Notes		5.75	8/5/20	615,000	[b,d]	649,797
ArcelorMittal,
Sr. Unscd. Notes		6.00	3/1/21	155,000	[b,d]	163,217
ArcelorMittal,
Sr. Unscd. Notes		6.75	2/25/22	500,000	[b,d]	547,355
ArcelorMittal,
Sr. Unscd. Notes		7.25	3/1/41	385,000	[b,d]	384,215
ArcelorMittal,
Sr. Unscd. Bonds		10.35	6/1/19	3,323,000	[b,d]	4,201,272
ARD Finance,
Sr. Scd. Notes		11.13	6/1/18	1,918,811	[b,c]	2,101,098
Ardagh Packaging Finance,
Gtd. Notes		9.13	10/15/20	2,000,000	[c]	2,225,000
Ardagh Packaging Finance,
Gtd. Notes	EUR	9.25	10/15/20	1,625,000		2,260,069
Beverage Packaging Holdings
Luxembourg II, Scd. Notes	EUR	8.00	12/15/16	325,000		418,686
BOE Merger,
Sr. Unscd. Notes		9.50	11/1/17	1,225,000	[c]	1,324,531
BWAY Holding,
Gtd. Notes		10.00	6/15/18	1,080,000	[b]	1,215,000
Consolidated Container,
Gtd. Notes		10.13	7/15/20	2,320,000	[b,c]	2,552,000

The Fund 15

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[a]		Value ($)
Materials (continued)
Dynacast International,
Scd. Notes	9.25	7/15/19	2,375,000	[b]	2,600,625
Edgen Murray,
Sr. Scd. Notes	8.75	11/1/20	1,705,000	[b,c]	1,777,462
FMG Resources (August 2006),
Gtd. Notes	8.25	11/1/19	3,415,000	[b,c]	3,701,006
Gibraltar Industries,
Gtd. Notes	6.25	2/1/21	575,000	[b,c]	612,375
Global Brass & Copper,
Sr. Scd. Notes	9.50	6/1/19	930,000	[b,c]	1,034,625
Hexion U.S. Finance/Nova Scotia,
Scd. Notes	9.00	11/15/20	1,860,000	[b]	1,776,300
Huntsman International,
Gtd. Notes	8.63	3/15/20	2,030,000	[b]	2,278,675
Huntsman International,
Gtd. Notes	8.63	3/15/21	1,515,000	[b]	1,711,950
INEOS Finance,
Sr. Scd. Notes	7.50	5/1/20	305,000	[b,c]	333,594
INEOS Finance,
Sr. Scd. Bonds	8.38	2/15/19	1,225,000	[b,c]	1,359,750
INEOS Finance,
Sr. Scd. Notes	9.00	5/15/15	1,100,000	[b,c]	1,163,250
INEOS Group Holdings,
Scd. Notes	8.50	2/15/16	1,400,000	[b,c]	1,428,000
JMC Steel Group,
Sr. Notes	8.25	3/15/18	2,660,000	[b,c]	2,832,900
OXEA Finance & Cy,
Sr. Scd. Notes	9.50	7/15/17	1,493,000	[b,c]	1,631,102
Packaging Dynamics,
Sr. Scd. Notes	8.75	2/1/16	740,000	[b,c]	776,075
Plastipak Holdings,
Sr. Notes	10.63	8/15/19	1,539,000	[b,c]	1,769,850
Rain CII Carbon,
Sr. Scd. Notes	8.25	1/15/21	2,965,000	[c]	3,217,025
Reynolds Group,
Gtd. Notes	8.50	5/15/18	4,155,000	[b,d]	4,388,719
Reynolds Group,
Gtd. Notes	9.88	8/15/19	2,230,000	[b]	2,450,213
Ryerson/Joseph T Ryerson & Son,
Sr. Scd. Notes	9.00	10/15/17	460,000	[c]	504,275

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[a]		Value ($)
Materials (continued)
Sappi Papier Holding,
Sr. Scd. Notes	7.75	7/15/17	730,000	[b,c]	810,300
Sappi Papier Holding,
Sr. Scd. Notes	8.38	6/15/19	310,000	[b,c]	345,262
Sealed Air,
Gtd. Notes	8.13	9/15/19	1,270,000	[b,c]	1,443,038
Sealed Air,
Gtd. Notes	8.38	9/15/21	1,030,000	[b,c]	1,184,500
Severstal Columbus,
Sr. Scd. Notes	10.25	2/15/18	4,885,000	[b]	5,312,438
Steel Dynamics,
Sr. Unscd. Notes	5.25	4/15/23	355,000	[b,c]	360,769
TPC Group,
Sr. Scd. Notes	8.75	12/15/20	1,200,000	[b,c]	1,255,500
Tronox Finance,
Gtd. Notes	6.38	8/15/20	1,240,000	[b,c]	1,207,450
US Coat Acquisition/
Flash Dutch 2,
Gtd. Notes	7.38	5/1/21	2,625,000	[b,c]	2,772,656
					74,180,873
Telecommunications—15.6%
Centurylink,
Sr. Unscd. Notes, Ser. V	5.63	4/1/20	365,000	[b]	373,749
Cincinnati Bell,
Gtd. Notes	8.38	10/15/20	1,215,000	[b]	1,269,675
CommScope,
Gtd. Notes	8.25	1/15/19	2,755,000	[b,c]	3,002,950
CPI International,
Gtd. Notes	8.00	2/15/18	1,355,000	[b]	1,415,975
Digicel Group,
Sr. Unscd. Notes	8.25	9/30/20	1,725,000	[c]	1,837,125
Digicel Group,
Sr. Unscd. Notes	10.50	4/15/18	3,231,000	[c]	3,626,797
Digicel,
Sr. Unscd. Notes	8.25	9/1/17	1,215,000	[c]	1,297,012
Eileme 2 AB,
Sr. Scd. Notes	11.63	1/31/20	2,900,000	[b,c]	3,407,500
Goodman Networks,
Sr. Scd. Notes	13.13	7/1/18	1,060,000	[b,c,d]	1,181,900

The Fund 17

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Telecommunications (continued)
Hughes Satellite Systems,
Gtd. Notes		7.63	6/15/21	2,010,000	[b]	2,308,988
Intelsat Luxembourg,
Gtd. Notes		11.25	2/4/17	4,119,000	[b]	4,391,884
Intelsat Luxembourg,
Sr. Unscd. Notes		7.75	6/1/21	1,335,000	[c]	1,361,700
Level 3 Financing,
Gtd. Notes		8.13	7/1/19	1,000,000	[b]	1,105,000
Level 3 Financing,
Gtd. Notes		8.63	7/15/20	2,430,000	[b]	2,718,563
Sable International Finance,
Sr. Scd. Notes		8.75	2/1/20	1,470,000	[b,c]	1,668,450
Sprint Nextel,
Gtd. Notes		9.00	11/15/18	930,000	[b,c]	1,152,038
Sprint Nextel,
Sr. Unscd. Notes		11.50	11/15/21	5,325,000	[b]	7,474,969
West,
Gtd. Notes		7.88	1/15/19	1,400,000	[b]	1,498,000
West,
Gtd. Notes		8.63	10/1/18	3,145,000	[b]	3,428,050
Wind Acquisition Finance,
Scd. Notes		11.75	7/15/17	1,615,000	[b,c]	1,719,975
						46,240,300
Utilities—5.2%
AES,
Sr. Unscd. Notes		9.75	4/15/16	3,195,000	[b]	3,826,012
Calpine,
Sr. Scd. Notes		7.50	2/15/21	1,291,000	[b,c]	1,423,327
Calpine,
Sr. Scd. Notes		7.88	1/15/23	2,096,000	[b,c]	2,337,040
GenOn Energy,
Sr. Unscd. Notes		9.50	10/15/18	3,064,000	[b]	3,623,180
NRG Energy,
Gtd. Notes		7.63	5/15/19	2,015,000	[b]	2,186,275
Techem Energy
Metering Service,
Gtd. Notes	EUR	7.88	10/1/20	1,435,000	[c]	1,977,420
						15,373,254
Total Bonds and Notes
(cost $374,202,077)						402,967,846

Preferred Stocks—.9%	Shares	Value ($)
Financial
GMAC Capital Trust I,
Ser. 2, Cum. $2.03
(cost $2,492,932)	98,738 [d]	2,685,674

Other Investment—2.5%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $7,592,097)	7,592,097 [e]	7,592,097

Total Investments (cost $384,287,106)	139.0%	413,245,617
Liabilities, Less Cash and Receivables	(39.0%)	(116,035,937)
Net Assets	100.0%	297,209,680

a Principal amount stated in U.S. Dollars unless otherwise noted.
EUR—Euro
GBP—British Pound
b Collateral for Revolving Credit and Security Agreement.
c Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At March 31, 2013, these securities were valued at $148,370,802 or 49.9% of net assets.
d Variable rate security—interest rate subject to periodic change.
e Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†
	Value (%)		Value (%)
Corporate Bonds	135.6	Preferred Stocks	.9
Money Market Investment	2.5		139.0
† Based on net assets.
See notes to financial statements.

The Fund 19

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2013

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	376,695,009	405,653,520
Affiliated issuers	7,592,097	7,592,097
Cash		2,282,663
Cash denominated in foreign currencies	41,996	41,220
Dividends and interest receivable		9,090,584
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4		174,948
Prepaid expenses		287,164
		425,122,196
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(a)		285,073
Loan payable—Note 2		120,000,000
Payable for investment securities purchased		4,760,231
Dividend payable		2,536,086
Interest and loan fees payable—Note 2		96,389
Accrued expenses		234,737
		127,912,516
Net Assets ($)		297,209,680
Composition of Net Assets ($):
Paid-in capital		360,567,500
Accumulated undistributed investment income—net		1,268,682
Accumulated net realized gain (loss) on investments		(93,746,607)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions		29,120,105
Net Assets ($)		297,209,680
Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		72,459,599
Net Asset Value, offering and redemption price per share ($)		4.10

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended March 31, 2013

Investment Income ($):
Income:
Interest	32,308,980
Cash dividends:
Unaffiliated issuers	200,562
Affiliated issuers	8,654
Total Income	32,518,196
Expenses:
Management fee—Note 3(a)	3,651,714
Interest expense—Note 2	1,616,405
Professional fees	140,305
Trustees’ fees and expenses—Note 3(c)	85,272
Registration fees	80,423
Prospectus and shareholders’ reports	60,388
Custodian fees—Note 3(b)	41,837
Shareholder servicing costs—Note 3(b)	24,141
Miscellaneous	99,413
Total Expenses	5,799,898
Less—reduction in expenses due to undertaking—Note 3(a)	(608,079)
Net Expenses	5,191,819
Investment Income—Net	27,326,377
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	2,144,721
Net realized gain (loss) on forward foreign currency exchange contracts	668,412
Net Realized Gain (Loss)	2,813,133
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	16,308,765
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	244,231
Net Unrealized Appreciation (Depreciation)	16,552,996
Net Realized and Unrealized Gain (Loss) on Investments	19,366,129
Net Increase in Net Assets Resulting from Operations	46,692,506

See notes to financial statements.

The Fund 21

STATEMENT OF CASH FLOWS

Year Ended March 31, 2013

Cash Flows from Operating Activities ($):
Purchases of portfolio securities	(165,015,705)
Net proceeds from sale of short-term securities	1,073,096
Proceeds from sales of portfolio securities	167,959,006
Interest received	33,748,174
Dividends received	209,182
Interest and loan fees paid	(1,651,993)
Operating expenses paid	(690,672)
Paid to The Dreyfus Corporation	(3,035,132)
Realized gain from foreign exchange contracts transactions	668,412
		33,264,368
Cash Flows from Financing Activities ($):
Dividends paid	(31,737,175)
Increase in loan oustanding	0	(31,737,175)
Net increase in cash		1,527,193
Cash at beginning of period		796,690
Cash and cash denominated in foreign currencies at end of period		2,323,883
Reconciliation of Net Increase in Net Assets Resulting from
Operations to Net Cash Provided by Operating Activities ($):
Net Increase in Net Assets Resulting from Operations		46,692,506
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities ($):
Purchases of portfolio securities		(165,015,705)
Proceeds from sales of portfolio securities		167,959,006
Net proceeds from sale of short-term securities		1,073,096
Decrease in interest receivable		410,950
Decrease in interest and loan fees payable		(35,588)
Increase in accrued operating expenses		14,976
Increase in Due to The Dreyfus Corporation and affiliates		8,503
Increase in prepaid expenses		(173,869)
Net realized gain on investments and foreign currency transactions		(2,813,133)
Net unrealized appreciation on investments
and foreign currency transactions		(16,552,996)
Increase in dividends receivable		(34)
Net amortization of premiums on investments		1,028,244
Realized gain from foreign exchange contracts transactions		668,412
Net Cash Provided by Operating Activities		33,264,368

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended March 31,
	2013	2012
Operations ($):
Investment income—net	27,326,377	29,808,962
Net realized gain (loss) on investments	2,813,133	(5,736,550)
Net unrealized appreciation
(depreciation) on investments	16,552,996	(13,608,335)
Net Increase (Decrease) in Net Assets
Resulting from Operations	46,692,506	10,464,077
Dividends to Shareholders from ($):
Investment income—net	(31,859,081)	(36,379,304)
Beneficial Interest Transactions ($):
Dividends reinvested—Note 1(f)	479,610	1,637,220
Total Increase (Decrease) in Net Assets	15,313,035	(24,278,007)
Net Assets ($):
Beginning of Period	281,896,645	306,174,652
End of Period	297,209,680	281,896,645
Undistributed investment income—net	1,268,682	4,139,185
Capital Share Transactions (Shares):
Shares issued for dividends reinvested	114,860	375,092

See notes to financial statements.

The Fund 23

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements and market price data for the fund’s shares.

		Year Ended March 31,
	2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value, beginning of period	3.90	4.25	4.08	2.90	4.09
Investment Operations:
Investment income—net[a]	.38	.41	.47	.44	.38
Net realized and unrealized
gain (loss) on investments	.26	(.26)	.22	1.13	(1.22)
Total from Investment Operations	.64	.15	.69	1.57	(.84)
Distributions:
Dividends from investment income—net	(.44)	(.50)	(.52)	(.39)	(.35)
Net asset value, end of period	4.10	3.90	4.25	4.08	2.90
Market value, end of period	4.40	4.65	4.67	4.34	2.45
Total Return (%)[b]	5.12	11.65	21.45	97.45	(20.03)
Ratios/Supplemental Data (%):
Ratio of total expenses, exclusive of
interest, to average net assets	1.46	1.50	1.57	1.71	1.51
Ratio of net expenses, exclusive of
interest, to average net assets	1.25	1.29	1.33	1.36	1.10
Ratio of interest expense
to average net assets	.57	.61	.67	1.08	1.61
Ratio of net investment income
to average net assets	9.56	10.60	11.60	11.93	10.96
Portfolio Turnover Rate	42.42	57.91	65.63	82.02	48.80
Net Assets, end of period ($ x 1,000)	297,210	281,897	306,175	291,961	207,446
Average borrowings outstanding
($ x 1,000)	120,000	120,000	118,677	111,334	94,866
Weighted average number of
fund shares outstanding ($ x 1,000)	72,410	72,194	71,772	71,488	71,487
Average amount of debt per share ($)	1.66	1.66	1.65	1.56	1.33

a	Based on average shares outstanding at each month end.
b	Calculated based on market value.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus High Yield Strategies Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, closed-end management investment company. The fund’s primary investment objective is to seek high current income. Under normal market conditions, the fund invests at least 65% of its total assets in income securities of U.S. issuers rated below investment grade quality or unrated income securities that The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serving as the fund’s investment manager and administrator, determines to be of comparable quality. The fund’s Common Stock trades on the New York Stock Exchange Amex (the “NYSE”) under the ticker symbol DHF.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S. Treasury Bills) and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the fund’s Board ofTrustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judg-

ment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward contracts are valued at the forward rate. These securities are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2013 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Corporate Bonds†	—	402,967,846	—	402,967,846
Mutual Funds	7,592,097	—	—	7,592,097
Preferred Stocks†	—	2,685,674	—	2,685,674
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	174,948	—	174,948

†	See Statement of Investments for additional detailed categorizations.
††	Amount shown represents unrealized appreciation at period end.

At March 31, 2013, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended March 31, 2013 were as follows:

Affiliated
Investment	Value				Value		Net
Company	3/31/2012	($)	Purchases ($)	Sales ($)	3/31/2013	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	8,665,087		121,150,276	122,223,266	7,592,097		2.5

(e) Risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. High yield (“junk”) bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer,

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

The fund is permitted to invest up to 5% of its assets directly in the common stock of junk bond issuers.This percentage will be in addition to any other common stock holdings acquired as part of warrants or “units”, so that the fund’s total common stock holdings could exceed 5% at a particular time. However, the fund currently intends to invest directly in common stocks (including those offered in an initial public offering) to gain sector exposure and when suitable junk bonds are not available for sale.The fund expects to sell the common stock promptly when suitable junk bonds are subsequently acquired.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains could be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

For shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested either (i) through receipt of additional unissued but authorized shares from the fund (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market of the NYSE or elsewhere as defined in the Dividend Reinvestment Plan.

On March 27, 2013, the Board declared a cash dividend of $0.035 per share from investment income-net, payable on April 26, 2013 to shareholders of record as of the close of business on April 12, 2013. The ex-dividend date is April 10, 2013.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2013, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended March 31, 2013 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At March 31, 2013, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $3,804,768, accumulated capital losses $91,407,035 and unrealized appreciation $26,780,533.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to March 31, 2013. If not applied, $19,946,264 of the carryover expires in fiscal year 2014, $8,379,964 expires in fiscal year 2016, $24,707,290 expires in fiscal year 2017 and $33,464,139 expires in fiscal year 2018.The fund has $3,931,668 of post-enactment short-term capital losses and $977,710 of post-enactment long-term capital losses which can be carried forward for an unlimited period. It is uncertain that the fund will be able to utilize most of its capital loss carryovers prior to its expiration date.

The tax character of distributions paid to shareholders during the fiscal periods ended March 31, 2013 and March 31, 2012 were as follows: ordinary income $31,859,081 and $36,379,304, respectively.

During the period ended March 31, 2013, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization of premiums, consent fees and foreign currency transactions, the fund increased accumulated undistributed investment income-net by $1,662,201 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

(h) New Accounting Pronouncement: In January 2013, FASB issued Accounting Standards Update No. 2013-01 (“ASU 2013-01”), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced Accounting Standards Update No. 2011-11 (“ASU 2011-11”), Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods.ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforce-

able master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact on the fund’s financial statements.

NOTE 2—Borrowings:

The fund has a $125,000,000 Revolving Credit and Security Agreement (the “Agreement”), which was renewed until November 26, 2013, subject to certain amendments. Under the terms of the Agreement, the fund may borrow “Advances” (including Eurodollar Advances), on a collateralized basis with certain fund assets used as collateral, which amounted to $354,219,948 as of March 31, 2013.The interest to be paid by the fund on such Advances is determined with reference to the principal amount of each Advance (and/or Eurodollar Advance) outstanding from time to time. During the period ended March 31, 2013, $715,833 and $520,161, respectively, were applicable to the Program fee and Liquidity fee under the Agreement and interest on the loan of $380,411.

The average amount of borrowings outstanding under the Agreement during the period ended March 31, 2013 was $120,000,000, with a related weighted average annualized interest rate of .32%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management and administration agreement with the Manager, the management and administration fee is computed at the annual rate of .90% of the value of the fund’s average weekly total assets minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage) (the “Managed Assets”) and is payable monthly.

The Manager has agreed to waive receipt of a portion of the fund’s management and administration fee in the amount of .15% of the Managed Assets from April 1, 2012 through September 30, 2013.The

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

reduction in expenses, pursuant to the undertaking, amounted to $608,079 during the period ended March 31, 2013.

(b) The fund compensatesThe Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2013, the fund was charged $41,837 pursuant to the custody agreement.

During the period ended March 31, 2013, the fund was charged $7,983 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $318,218, custodian fees $13,920 and Chief Compliance Officer fees $5,972, which are offset against an expense reimbursement currently in effect in the amount of $53,037.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and forward contracts, during the period ended March 31, 2013, amounted to $166,972,673 and $166,851,130, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended March 31, 2013 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy.

When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments.The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at March 31, 2013:

	Foreign
Forward Foreign Currency	Currency			Unrealized
Exchange Contracts	Amounts	Proceeds ($)	Value ($)	Appreciation ($)
Sales:
British Pound,
Expiring
4/30/2013[a]	3,640,000	5,544,630	5,529,806	14,824
Euro,
Expiring:
4/30/2013[a]	1,590,000	2,065,205	2,038,587	26,618
4/30/2013[b]	2,640,000	3,428,357	3,384,824	43,533
4/30/2013[c]	3,940,000	5,116,720	5,051,593	65,127
4/30/2013[d]	1,490,000	1,935,220	1,910,374	24,846
				174,948

Counterparties:

a	Goldman Sachs
b	Commonwealth Bank of Australia
c	Credit Suisse First Boston
d	Morgan Stanley

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

The following summarizes the average market value of derivatives outstanding during the period ended March 31, 2013:

Average Market Value ($)
Forward contracts	15,638,566

At March 31, 2013, the cost of investment for federal income tax purposes was $386,451,730; accordingly, accumulated net unrealized appreciation on investments was $26,793,887, consisting of $30,263,127 gross unrealized appreciation and $3,469,240 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders Dreyfus High Yield Strategies Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus High Yield Strategies Fund (the “Fund”), including the statement of investments as of March 31, 2013, and the related statement of operations and cash flows for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus High Yield Strategies Fund as of March 31, 2013, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
May 28, 2013

The Fund 37

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable but not less than 94.46% as interest-related dividends in accordance with Section 871(k)(1) and 881(e) of the Internal Revenue Code.

PROXY RESULTS (Unaudited)

Holders of shares of Beneficial Interest voted on the following proposal presented at the annual shareholders’ meeting held on August 2, 2012 as follows:

		Shares
	For		Authority Withheld
To elect three Class I Trustees:†
Francine J. Bovich	57,495,362		4,567,014
Stephen J. Lockwood	57,580,005		4,482,371
Benaree Pratt Wiley	57,350,435		4,711,941

† The terms of these Class I Trustees expire in 2015.

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 13-14, 2013, the Board considered the renewal of the fund’s Investment Management and Administration Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the”Agreement”).The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus representatives noted that the fund was a closed-end fund without daily inflows and outflows of capital and provided the fund’s asset size. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to intermediaries and shareholders.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures.

The Fund 39

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2012, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.They also noted that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance. The Board discussed the results of the comparisons and noted that the fund’s total return performance, on both a net asset value and a market price basis, was variously above and below the Performance Group and Performance Universe medians. The Board noted that the fund’s yield performance, on both a net asset value and a market price basis, was variously above and below the Performance Group and Performance Universe medians for the ten one-year periods ended December 31st. Dreyfus also provided a comparison of the fund’s calendar year total returns, based on net asset value, to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.The Board noted that the fund’s contractual management fee was above the Expense Group median.The Board noted that Dreyfus was waiving a portion of its management fee, until March 31, 2013, in the amount of .15% of the value of the fund’s average weekly total assets (minus the sum of accrued liabilities, other than the aggregate indebtedness constituting financial leverage) (“Managed Assets”). The Board noted that, taking into account the fee waiver in place, the fund’s actual management fee was below the Expense Group median and at the Expense Universe median (based on net assets) and above the Expense Group and Expense Universe medians (based on Managed Assets).They also noted that the fund’s total expense ratio, which was provided by Lipper and included investment-related expenses such as costs associated with the fund’s leverage, was below the Expense Group medians and above the Expense Universe medians (based on both net assets and Managed Assets). Dreyfus representatives and the Board agreed that the waiver would be extended until September 30, 2013.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, noting that the fund is a closed-end fund.The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

The Fund 41

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus of managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus.The Board also noted the fee waiver and its effect on Dreyfus’ profitability.The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board should consider the profitability analysis as part of the evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services. It was noted that a discussion of economies of scale is predicated on increasing assets and that because the fund is a closed-end fund without daily inflows and outflows of capital, there were not at this time significant economies of scale to be realized by Dreyfus in managing the fund’s assets. Dreyfus representatives noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level.The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board generally was satisfied with the fund’s overall performance.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In the evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus.The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy

The Fund 43

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

DIVIDEND REINVESTMENT PLAN (Unaudited)

To participate automatically in the Dividend Reinvestment Plan (the “Plan”) of Dreyfus High Yield Strategies Fund (the “fund”), fund shares must be registered in either your name, or, if your fund shares are held in nominee or “street” name through your broker-dealer, your broker-dealer must be a participant in the Plan.You may terminate your participation in the Plan, as set forth below.All shareholders participating (the “Participants”) in the Plan will be bound by the following provisions:

Computershare Shareowner Services LLC (the “Agent”) will act as Agent for each Participant, and will open an account for each Participant under the Plan in the same name as their present shares are registered, and put into effect for them the dividends reinvestment option of the plan as of the first record date for a dividend or capital gains distribution.

Whenever the fund declares income dividend or capital gains distribution payable in shares of the fund or cash at the option of the shareholders, each Participant that does not opt for cash distributions shall take such distribution entirely in shares. If on the payment date for a dividend or capital gains distribution, the net asset value is equal to or less than the market price per share plus estimated brokerage commissions, the Agent shall automatically receive such shares, including fractions, for each Participant’s account except in the circumstances described in the following paragraph. Except in such circumstances, the number of additional shares to be credited to each Participant’s account shall be determined by dividing the dollar amount of the income dividend or capital gains distribution payable on their shares by the greater of the net asset value per share determined as of the date of purchase or 95% of the then current market price per share of the fund’s shares on the payment date.

Should the net asset value per share of the fund shares exceed the market price per share plus estimated brokerage commissions on the payment date for a share or cash income dividend or capital gains distribution, the Agent or a broker-dealer selected by the Agent shall endeavor, for a purchase period of 30 days to apply the amount of such dividend or capital gains distribution on each Participant’s shares (less their pro rata share of

The Fund 45

DIVIDEND REINVESTMENT PLAN (Unaudited) (continued)

brokerage commissions incurred with respect to the Agent’s open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase shares of the fund on the open market for each Participant’s account. In no event may such purchase be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per share equals or is less than the market price per share plus estimated brokerage commissions, the Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the fund issue new shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per share equals or is less than the market price per share, plus estimated brokerage commissions.These newly issued shares will be valued at the then-current market price per share of the fund’s shares at the time such shares are to be issued.

For purposes of making the dividend reinvestment purchase comparison under the Plan, (a) the market price of the fund’s shares on a particular date shall be the last sales price on the NYSE on that date, or, if there is no sale on such NYSE on that date, then the mean between the closing bid and asked quotations for such shares on such NYSE on such date and (b) the net asset value per share of the fund’s shares on a particular date shall be the net asset value per share most recently calculated by or on behalf of the fund.

Open-market purchases provided for above may be made on any securities exchange where the fund’s shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Agent shall determine.

Each Participant’s uninvested funds held by the Agent will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchase effected. The Agent shall have no responsibility as to the value of the fund’s shares acquired for each Participant’s account. For the purpose of cash investments, the Agent may commingle each Participant’s fund with those of other shareholders of the fund for whom the Agent similarly acts as Agent, and the average price (including brokerage commissions) of all shares purchased by the Agent as Agent shall be the price per share allocable to each Participant in connection therewith.

The Agent may hold each Participant’s shares acquired pursuant to the Plan together with the shares of other shareholders of the fund acquired pursuant to the Plan in noncertificated form in the Agent’s name or that of the Agent’s nominee.The Agent will forward to each Participant any proxy solicitation material; and will vote any shares so held for each Participant first in accordance with the instructions set forth on proxies returned by the Participant to the fund, and then with respect to any proxies not returned by the participant to the fund in the same portion as the Agent votes proxies returned by the Participants to the fund. Upon a Participant’s written request, the Agent will deliver to the Participant, without charge, a certificate or certificates for the full shares.

The Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof.Although each Participant may from time to time have an undivided fractional interest (computed to four decimal places) in a share of the fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the fund’s shares at the time of termination.

The Fund 47

DIVIDEND REINVESTMENT PLAN (Unaudited) (continued)

Any share dividends or split shares distributed by the fund on shares held by the Agent for Participants will be credited to their accounts. In the event that the fund makes available to its shareholders rights to purchase additional shares of other securities, the shares held for each Participant under the Plan will be added to other shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Agent’s service fee for handling capital gains distributions or income dividends will be paid by the fund. Each Participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Agent in writing. Such termination will be effective immediately if the Participant’s notice is received by the Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective shortly after the investment of such dividend distributions with respect to any subsequent dividend or distribution.The Plan may be terminated by the Agent or the fund upon notice in writing mailed to each Participant at least 90 days prior to any record date for the payment of any dividend or distribution by the fund. Upon any termination, the Agent will cause a certificate or certificates to be issued for the full shares held for each Participant under the Plan and cash adjustment for any fraction to be delivered to them without charge. If a Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of their shares and remit the proceeds to them, the Agent is authorized to deduct a $5.00 fee plus brokerage commission for this transaction from the proceeds.

These terms and conditions may be amended or supplemented by the Agent or the fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the SEC or any other regulatory authority, only by mailing to each

Participant appropriate written notice at least 30 days prior to the effective date thereof.The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of any Agent for the purpose of receiving dividends and distributions, the fund will be authorized to pay to such successor Agent, for each Participant’s account, all dividends and distributions payable on shares of the fund held in their name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

The Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Agent’s negligence, bad faith, or willful misconduct or that of its employees.

These terms and conditions shall be governed by the laws of the State of New York.

The Fund 49

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (69)
Chairman of the Board (1995) Current term expires in 2014
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and busi-
nesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 142
———————
Francine J. Bovich (61)
Board Member (2011) Current term expires in 2015
Principal Occupation During Past 5Years:
• Trustee,The Bradley Trusts, private trust funds (2011-present)
• Managing Director, Morgan Stanley Investment Management (1993-2010)
No. of Portfolios for which Board Member Serves: 41
———————
James M. Fitzgibbons (78)
Board Member (1998) Current term expires in 2013
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• Bill Barrett Corporation, an oil and natural gas exploration company, Director (2004-2012)
No. of Portfolios for which Board Member Serves: 24
———————
Kenneth A. Himmel (66)
Board Member (1998) Current term expires in 2014
Principal Occupation During Past 5Years:
• President and CEO, Related Urban Development, a real estate development company (1996-present)
• President and CEO, Himmel & Company, a real estate development company (1980-present)
• CEO,American Food Management, a restaurant company (1983-present)
No. of Portfolios for which Board Member Serves: 24

Stephen J. Lockwood (65)
Board Member (1998) Current term expires in 2015
Principal Occupation During Past 5Years:
• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)
No. of Portfolios for which Board Member Serves: 24
———————
Roslyn M.Watson (63)
Board Member (1998) Current term expires in 2013
Principal Occupation During Past 5Years:
• Principal,Watson Ventures, Inc., a real estate investment company (1993-present)
No. of Portfolios for which Board Member Serves: 34
———————
Benaree Pratt Wiley (66)
Board Member (1998) Current term expires in 2015
Principal Occupation During Past 5Years:
• Principal,TheWiley Group, a firm specializing in strategy and business development (2005-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)
No. of Portfolios for which Board Member Serves: 56
———————
The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York,
NewYork 10166.
J.Tomlinson Fort, Emeritus Board Member

The Fund 51

OFFICERS OF THE FUND (Unaudited)

The Fund 53

NOTES

The Fund 55

NOTES

OFFICERS AND TRUSTEES
Dreyfus High Yield Strategies Fund

200 Park Avenue
New York, NY 10166

The fund’s net asset value per share appears in the following publications: Barron’s, Closed-End Bond Funds section under the heading “Bond Funds” every Monday;Wall Street Journal, Mutual Funds section under the heading “Closed-End Bond Funds” every Monday.

Notice is hereby given in accordance with Section 23(c) of the Investment CompanyAct of 1940, as amended, that the fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

†	Effective April 12, 2008, Mr. Fort became an Emeritus Board Member.

The Fund 57

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $91,470 in 2012 and $95,300 in 2013.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $4,560 in 2012 and $2,700 in 2013. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2012 and $0 in 2013.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $2,310 in 2012 and $2,380 in 2013. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2012 and $0 in 2013.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2012 and $0 in 2013.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2012 and $0 in 2013.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods $12,726,796 in 2012 and $18,088,069 in 2013.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        During the reporting period, the Registrant had a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, consisting of the following members: Joseph S. DiMartino, Francine J. Bovich, James M. Fitzgibbons, Kenneth A. Himmel, Stephen J. Lockwood, Roslyn M. Watson and Benaree Pratt Wiley.

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
          Investment Companies.

            The Board of each fund in the Dreyfus Family of Funds has delegated to Dreyfus the authority to vote proxies of companies held in the fund's portfolio. Dreyfus, through its participation on the BNY Mellon Proxy Policy Committee (the "PPC"), applies BNY Mellon's Proxy Voting Policy, related procedures, and voting guidelines when voting proxies on behalf of the funds.

Dreyfus recognizes that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. Dreyfus further recognizes that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset.  An investment adviser's duty of loyalty precludes an adviser from subrogating its clients' interests to its own.  Accordingly, in voting proxies, Dreyfus seeks to act solely in the best financial and economic interests of the funds. With regard to voting proxies of foreign companies, Dreyfus weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

Dreyfus seeks to avoid material conflicts of interest through its participation in the PPC, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by third party vendors, and without consideration of any client relationship factors.  Further, Dreyfus and its affiliates engage a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and proxies of mutual funds sponsored by Dreyfus or its affiliates (including the Dreyfus Family of Funds), and may engage an independent fiduciary to vote proxies of other issuers in Dreyfus' and its affiliates' discretion.

Each proxy is reviewed, categorized and analyzed in accordance with the PPC's written guidelines in effect from time to time.  The guidelines are reviewed periodically and updated as necessary to reflect new issues and changes to the PPC's policies on specific issues.  Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the PPC, if the applicable guidelines so require.  Proposals for which a guideline has not yet been established are referred to the PPC for discussion and vote.  Additionally, the PPC may elect to review any proposal where it has identified a particular issue for special scrutiny in light of new information. The PPC will also consider specific interests and issues raised by a fund, which interests and issues may require that a vote for a fund be cast differently from the collective vote in order to act in the best interests of such fund.

Dreyfus believes that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. Dreyfus carefully reviews proposals that would limit shareholder control or could affect shareholder values.

Dreyfus generally opposes proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company's future by a minority of its shareholders. Dreyfus generally supports proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

On questions of social responsibility where economic performance does not appear to be an issue, Dreyfus attempts to ensure that management reasonably responds to the social issues.  Responsiveness is measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. Dreyfus pays particular attention to repeat issues where management has failed in its commitment to take specific actions.  With respect to funds having investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, Dreyfus votes such issues in accordance with those investment policies.

Information regarding how Dreyfus voted proxies for the funds during the most recent 12-month period ended June 30th  is available on Dreyfus' website, by the following August 31st, at http://www.dreyfus.com  and on the SEC's website at www.sec.gov on the fund's Form N-PX.

Item 8.           Portfolio Managers of Closed-End Management Investment Companies.

(a) (1)  The following information is as of June 3, 2013, the date of the filing of this report:

Chris Barris and Kevin Cronk , CFA are the fund’s primary portfolio managers, positions they have held since October 2010 and September 2012, respectively. Mr. Barris has been a portfolio manager of the fund and employed by Dreyfus since July 2007. Mr. Barris is head of global high yield and a senior portfolio manager at Alcentra NY, LLC (Alcentra), an affiliate of Dreyfus, which he joined in January 2013. He joined Standish Mellon Asset Management Company LLC (Standish), an affiliate of Dreyfus, in 2005, where he is director of global high yield and a senior portfolio manager. Mr. Cronk has been a portfolio manager of the fund and employed by Dreyfus since July 2012. Mr. Cronk is co-head of U.S. credit, a senior credit analyst and a portfolio manager at Alcentra, which he joined in January 2013. He joined Standish in 2011, where he is a senior credit analyst and portfolio manager. Prior to joining Standish, he worked as a high yield analyst and portfolio manager at Columbia Management, which he joined in 1999. Messrs. Barris and Cronk manage the fund as employees of Dreyfus.

 (a)  (2)  The following information is as of March 31, 2013:

            Portfolio Managers. The Registrant’s investment adviser is responsible for investment decisions and provides the Registrant with portfolio managers who are authorized by the Trust’s Board to execute purchases and sales of securities. Chris Barris and Kevin Cronk are the Registrant’s primary portfolio managers. Stephen Sylvester is also a portfolio manager of the Registrant. Messrs. Barris, Cronk and Sylvester are employees of Alcentra and Dreyfus.

Portfolio Managers Compensation. Portfolio managers’ compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long-term). Funding for the Alcentra Incentive Plan is through a pre-determined fixed percentage of overall company profitability.  Therefore, all bonus awards are based initially on Alcentra’s overall performance as opposed to the performance of a single product or group. All investment professionals are eligible to receive incentive awards. Cash awards are payable in the February month end pay of the following year. Most of the awards granted have some portion deferred for three years in the form of deferred cash, which is invested in Alcentra funds or interests in investment vehicles (consisting of investments in a range of Alcentra products), or a combination of the above. Individual awards for portfolio managers are discretionary, based on both individual and multi-sector product risk adjusted performance relative to both benchmarks and peer comparisons over one year, three year and five year periods. Also considered in determining individual awards are team participation and general contributions to Alcentra. Individual objectives and goals are also established at the beginning of each calendar year and are taken into account. Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to BNY Mellon’s Elective Deferred Compensation Plan.

Additional Information About Portfolio Managers. The following table lists the number and types of other accounts advised by the primary portfolio manager and assets under management in those accounts as of March 31, 2013:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Accounts	Assets Managed	Other Accounts	Assets Managed
Chris Barris	2	$1.9B	8	$2.0B	12	$2.1B
Kevin Cronk	2	$1.9B	8	$2.0B	12	$2.1B

            None of the funds or accounts are subject to a performance-based advisory fee.

            The dollar range of shares of the Registrant beneficially owned by the primary portfolio manager is as follows as of March 31, 2013:

Portfolio Manager	Registrant Name	Dollar Range of Registrant Shares Beneficially Owned
Chris Barris	Dreyfus High Yield Strategies Fund	3,000 Shares
Kevin Cronk	Dreyfus High Yield Strategies Fund	0 Shares

Portfolio managers at Dreyfus may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs (“Other Accounts”).

            Potential conflicts of interest may arise because of Dreyfus’ management of the Registrant and Other Accounts.  For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Dreyfus may be perceived as causing accounts it manages to participate in an offering to increase Dreyfus’ overall allocation of securities in that offering, or to increase Dreyfus’ ability to participate in future offerings by the same underwriter or issuer.  Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Dreyfus may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings (“IPOs”), in particular, are frequently of very limited availability.  Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the Registrant, that they are managing on behalf of Dreyfus. Dreyfus periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Registrant. In addition, Dreyfus could be viewed as having a conflict of interest to the extent that Dreyfus or its affiliates and/or portfolios managers have a materially larger investment in Other Accounts than their investment in the Registrant.

Other Accounts may have investment objectives, strategies and risks that differ from those of the Registrant. For these or other reasons, the portfolio manager may purchase different securities for the Registrant and the Other Accounts, and the performance of securities purchased for the Registrant may vary from the performance of securities purchased for Other Accounts. The portfolio manager may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Registrant, which could have the potential to adversely impact the Registrant, depending on market conditions.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

Conflicts of interest similar to those described above arise when portfolio managers are employed by a sub-investment adviser or are dual employees of Dreyfus and an affiliated entity and such portfolio managers also manage Other Accounts.

            Dreyfus’ goal is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly.  Dreyfus has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Dreyfus monitors a variety of areas, including compliance with fund guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics. Furthermore, senior investment and business personnel at Dreyfus periodically review the performance of the portfolio managers for Dreyfus-managed funds.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and
                        Affiliated Purchasers.

                        None

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus High Yield Strategies Fund

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	May 17, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	May 17, 2013

By: /s/ James Windels
James Windels, Treasurer
Date:	May 17, 2013

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)

Exhibit (a)(1)

[INSERT CODE OF ETHICS]

Exhibit A

Persons Covered by the Code of Ethics

Bradley J. Skapyak	President	(Principal Executive Officer)

James Windels	Treasurer	(Principal Financial and Accounting Officer)

Revised as of January 1, 2010